UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 22, 2025

(Date of earliest event reported)

EVA LIVE INC.

(Exact name of registrant as specified in its charter)

Nevada	333-273162	88-2864075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

The Plaza, 1800 Century Park East, Suite 600

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

(310) 229-5981

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	GOAI	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

APPOINTMENT OF OFFICER

On September 20, 2025, Eva Live Inc. (the “Company”) appointed Mr. Imran Firoz as the Interim Chief Financial Officer (CFO) of the Company, effective as of September 22, 2025. Mr. Firoz will receive monthly compensation of $10,500. A performance-based bonus and equity compensation package are expected to be determined by the Board of Directors at a future date.

Mr. Firoz has served as a financial and management consultant to the Company and its predecessor entities since May 2019, prior to the reverse merger of EvaMedia Corp. into Eva Live Inc. During this time, he has played a key role in the Company’s financial strategy, audit readiness, capital markets planning, and uplisting initiatives. He has overseen key CFO-level functions prior to his formal appointment. His knowledge of the Company’s operations and strategic direction provides vital continuity and leadership as Eva Live advances its application to uplist from OTCQB to the Nasdaq Capital Market.

From January 2016 to the present, Mr. Firoz has also served as Co-Founder, Chief Financial Officer, and Director of FDCTech, Inc., where he is responsible for strategic planning and corporate development, mergers and acquisitions (M&A), financial restructuring, and risk management. Since January 2019, he has owned Spark Capital Investments, LLC, a consulting firm that assists small-sized private and public companies by providing financial and management advisory services.

Mr. Firoz received his MBA in April 2001 from the Richard Ivey School of Business, University of Western Ontario, Canada. He earned his Bachelor of Engineering (Chemical) in July 1993 from Aligarh Muslim University in India. He has been a Certified Financial Risk Manager (FRM) from the Global Association of Risk Professionals (GARP), New Jersey, since January 2003.

There are no family relationships between Mr. Firoz and any director or executive officer of the Company. There are no related party transactions involving Mr. Firoz that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.

The disclosure under Item 5.02 in this report on Form 8-K is incorporated by reference herein.

Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVA LIVE INC.

September 22, 2025	By:	/s/ David Boulette
Date		David Boulette